Exhibit 10.38
AMENDMENT NO. 3
          AMENDMENT NO. 3 dated as of June 20, 2006 among The Shaw Group Inc. (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto as “Guarantors” and BNP Paribas, as administrative agent (in such capacity, the “Agent”) pursuant to authority granted by the Required Lenders.
          The Borrower, the “Guarantors” party thereto, the “Lenders” party thereto and the Agent are parties to a Credit Agreement dated as of April 25, 2005 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $750,000,000.
          The parties hereto wish to amend the Credit Agreement as hereinafter set forth and accordingly hereby agree as follows:
          Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the last sentence of Section 2.19.1 of the Credit Agreement shall be amended to read as follows:
“No Facility LC issued on or after the Effective Date shall have an expiry date later than the fifth Business Day prior to the Facility Termination Date.”
          Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article V of the Credit Agreement are true and correct on the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 3.
          Section 4. Previously Issued Facility LCs. The letters of credit listed on Schedule 1 hereto shall be deemed to be Facility LCs duly issued under the Credit Agreement provided that the terms and conditions thereof comply with the requirements of the Credit Agreement as hereby amended.
          Section 5. Conditions Precedent. The amendment set forth in Section 2 hereof and the consent set forth in Section 4 hereof shall become effective, as of the date hereof, upon the execution and delivery of counterparts of this Amendment No. 3 by the Borrower, the Guarantors and the Agent pursuant to authority granted by the Required Lenders.

          Section 6. Miscellaneous. Except as herein provided, the Credit Agreement and the Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.

THE SHAW GROUP INC.
By:
Robert L. Belk
Executive Vice President and Chief Financial Officer

GUARANTORS: WHIPPANY VENTURE I, L.L.C HYDRO POWER SOLUTIONS LLC
By:
Robert L. Belk
Executive Vice President

SHAW CONSTRUCTORS, INC.
By:
Ronnie Volentine
President

STONE & WEBSTER MICHIGAN, INC.
By:
Gary P. Graphia
Vice President and Secretary

SO-GLEN GAS CO., LLC by its sole member, EMCON/OWT, Inc.
By:
Robert L. Belk
Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer

EMCON/OWT, INC.
By:
Robert L. Belk
Executive Vice President, Assistant Treasurer and Assistant Chief Financial Officer

GUARANTORS (continued)

AMERICAN PLASTIC PIPE AND
          SUPPLY, L.L.C.
B.F. SHAW, INC.
C.B.P. ENGINEERING CORP.
EDS EQUIPMENT COMPANY, LLC
EDS PUERTO RICO, INC.
ENVIROGEN, INC.
FIELD SERVICES, INC.
LFG SPECIALTIES, L.L.C.
MWR, INC.
PROSPECT INDUSTRIES (HOLDINGS), INC.
SHAW ALLOY PIPING PRODUCTS, INC.
SHAW BENECO, INC.
SHAW COASTAL, INC.
SHAW CONNEX, INC.
SHAW E & I INVESTMENT HOLDINGS, INC.
SHAW E & I RUSSIA, INC.
SHAW ENERGY DELIVERY SERVICES, INC.
SHAW ENVIRONMENTAL, INC.
SHAW ENVIRONMENTAL &
          INFRASTRUCTURE, INC.
SHAW ENVIRONMENTAL
          INTERNATIONAL, INC.
SHAW FABRICATORS, INC.
SHAW FACILITIES, INC.
SHAW FIELD SERVICES, INC.
SHAW FT. LEONARD WOOD HOUSING,
          L.L.C.
SHAW GLOBAL ENERGY SERVICES, INC.
SHAW GRP OF CALIFORNIA
SHAW INDUSTRIAL SUPPLY CO., INC.
SHAW INFRASTRUCTURE, INC.
SHAW INTELLECTUAL PROPERTY
          HOLDINGS, INC.
SHAW INTERNATIONAL, INC.
SHAW JV HOLDINGS, L.L.C.
SHAW LITTLE ROCK HOUSING, L.L.C.
SHAW LIQUID SOLUTIONS LLC
SHAW MAINTENANCE, INC.
SHAW POWER SERVICES GROUP, L.L.C.

By:
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued) SHAW WASTE SOLUTIONS, LLC
By:
Robert L. Belk
Executive Vice President and Chief Financial Officer

STONE & WEBSTER — JSC MANAGEMENT CONSULTANTS, INC.
By:
Robert L. Belk
Executive Vice President, Senior Vice President and Treasurer

BADGER® TECHNOLOGIES, L.L.C. BADGER® TECHNOLOGY HOLDINGS, L.LC. PIKE PROPERTIES I, INC. PIKE PROPERTIES II, INC. SHAW GLOBAL, L.L.C. SHAW TRANSMISSION & DISTRIBUTION SERVICES, INC.
By:
Robert L. Belk
Vice President and Treasurer

S C WOODS, L.L.C. by its sole member, Stone & Webster, Inc.
By:
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued)

INTERNATIONAL CONSULTANTS, L.L.C.
SHAW BEALE HOUSING, L.L.C.
SHAW CAPITAL INC.
SHAW CAPITAL (NEVADA), INC.
SHAW CENTCOM SERVICES, L.L.C.
SHAW HANSCOM HOUSING, L.L.C.
SHAW HOME LOUISIANA, INC.
SHAW MANAGED SERVICES, INC.
SHAW MANAGEMENT SERVICES
          ONE, INC.
SHAW MORGAN CITY TERMINAL, INC.
SHAW NAPTECH, INC.
SHAW POWER SERVICES, INC.
SHAW PROCESS AND INDUSTRIAL
          GROUP, INC.
SHAW PROCESS FABRICATORS, INC.
SHAW PROPERTY HOLDINGS, INC.
SHAW SERVICES, L.L.C.
SHAW SSS FABRICATORS, INC.
SHAW SUNLAND FABRICATORS, INC.
SHAW WORD INDUSTRIES
          FABRICATORS, INC.
STONE & WEBSTER ASIA, INC.
STONE & WEBSTER HOLDING ONE, INC.
STONE & WEBSTER HOLDING TWO, INC.
STONE & WEBSTER, INC.
STONE & WEBSTER INTERNATIONAL,
          INC.
STONE & WEBSTER INTERNATIONAL
          HOLDINGS, INC.
STONE & WEBSTER MASSACHUSETTS,
          INC.
STONE & WEBSTER PROCESS
          TECHNOLOGY, INC.
STONE & WEBSTER MANAGEMENT
          CONSULTANTS, INC.
STONE & WEBSTER SERVICES, L.L.C.

By:
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued) STONE & WEBSTER CONSTRUCTION, INC.
By:
Robert L. Belk
President and Executive Vice President

ARLINGTON AVENUE E VENTURE, LLC CAMDEN ROAD VENTURE, LLC GREAT SOUTHWEST PARKWAY VENTURE, LLC
By:
T.A. Barfield, Jr.
President

STONE & WEBSTER CONSTRUCTION SERVICES, L.L.C.
By:
Robert L. Belk
President and Executive Vice President

SHAW INTERNATIONAL MANAGEMENT SERVICES ONE, INC. SHAW INTERNATIONAL MANAGEMENT SERVICES TWO, INC. SHAW NORTHEAST HOUSING, L.L.C. SHAW NORTHWEST HOUSING, L.L.C. SHAW STONE & WEBSTER PUERTO RICO, INC.
By:
Robert L. Belk
Vice President and Treasurer

GUARANTORS (continued): LANDBANK PROPERTIES, L.L.C.
By:
T.A. Barfield, Jr.
Chief Executive Officer and Chairman

SHAW ENVIRONMENTAL LIABILITY SOLUTIONS, L.L.C.
By:
T.A. Barfield, Jr.
Chairman and Chief Executive Officer

THE LANDBANK GROUP, INC.
By:
T.A. Barfield, Jr.
Chief Executive Officer and Chairman of the Board

GUARANTORS (continued):

BENICIA NORTH GATEWAY II, L.L.C.
CHIMENTO WETLANDS, L.L.C.
HL NEWHALL II, L.L.C.
JERNEE MILL ROAD, L.L.C.
KATO ROAD II, L.L.C.
KIP I, L.L.C.
LANDBANK BAKER, L.L.C.
MILLSTONE RIVER WETLAND
       SERVICES, L.L.C.
NORWOOD VENTURE I, L.L.C.
OTAY MESA VENTURES II, L.L.C.
PLATTSBURG VENTURE, L.L.C.
RARITAN VENTURE I, L.L.C.
SHAW ALASKA, INC.
SHAW AMERICAS, L.L.C.
SHAW CALIFORNIA, L.L.C.
SHAW CMS, INC.
SHAW MEXICO, L.L.C.
SHAW REMEDIATION SERVICES, L.L.C.

By:
T.A. Barfield, Jr.
President

INTEGRATED SITE SOLUTIONS, L.L.C. by its sole member, Shaw Environmental & Infrastructure, Inc.
By:
Robert L. Belk
Executive Vice President and Treasurer

GUARANTORS (continued): NUCLEAR TECHNOLOGY SOLUTIONS, L.L.C. by its sole member, S C WOODS, L.L.C. by its sole member, Stone & Webster, Inc.
By:
Robert L. Belk
Executive Vice President and Treasurer

SELS ADMINISTRATIVE SERVICES, L.L.C. by its sole member, Shaw Environmental Liability Solutions, L.L.C.
By:
T.A. Barfield
Chairman and Chief Executive Officer

BNP PARIBAS, as Agent
By:
Name:
Title: